BIOSTAR PHARMACEUTICALS

NASDAQ GM: BSPM

Biostar







February 2011

FORWARD-LOOKING STATEMENTS

Cautionary Note re: Forward Looking Statements

This presentation includes statements that are "forward-looking statements." While management has based any forward-looking statements contained in the presentation on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of Biostar's control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the caption "Item 1A. Risk Factors" in Biostar's most recent Form 10-K filing, as and to the extent revised and updated to date in its subsequent Form 10-Q filings. In addition, Biostar operates in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, you should not place any reliance on forward-looking statements as a prediction of actual results. Biostar disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement. You are also urged to carefully review and consider the various disclosures in Biostar's most recent Annual Report on Form 10-K, as well as other public filings with the SEC since the filing of Biostar's Annual Report.

Cautionary Note re: Certain Unaudited Preliminary 2010 Year-End Information

This presentation includes certain preliminary unaudited 2010 year-end information. Readers are cautioned that such information is preliminary, has not been audited and is subject to further analysis and independent audit. The actual audited financial information as of December 31, 2010 may vary materially from the guidance provided herein.

COMPANY SNAPSHOT

NASDAQ GM: BSPM		YOY % Change
Price (2/16/11):	$2.50	
Fully Diluted Shares Outstanding (at 09/30/10):	27.4M	
Market Cap (2/16/11):	$67.2M	
Q3 2010 Revenue (unaudited):	$20.2M	**+29.7%**
Q3 2010 Adjusted Non-GAAP Net Income (unaudited)*	$3.5M	**+11.9%**
Q3 2010 Adjusted Non-GAAP EPS (Diluted)* (unaudited)	$0.13	--
2009 Revenue	$53.3M	**+57.2%**
2009 Adjusted Net Income (unaudited) **	$11.5M	**+72.3%**
2009 Gross Profit	$39.0M	**+96.0%**
2010 Revenue Guidance ***	$80.0M	**+50.1%**
2010 Net Income Guidance ***	$18.0M	**+56.5%**

•Excluding non-cash stock-based compensation charge of $0.1 million for Q3 2010.

**Excluding 2009 non-cash stock-based compensation charge of $1.0 million and one-time deemed dividend of $2.7 million.

*** Unaudited 2010 year-end information subject to material changes based on results of the year-end audit to be completed as of the date hereof. See slide 2 for certain cautionary notes releating to this information.

COMPANY OVERVIEW

- Based in Xi'an, China, BSPM develops, manufactures and markets traditional Chinese medicines, generic pharmaceuticals and medical nutrients for a variety of diseases and conditions.
- Proven market leadership - Xin-Aoxing capsule, a leading SFDA approved OTC capsule treating Hepatitis B
- Vertically integrated model – plantation, R&D, production, distribution, sales & marketing
- Strong R&D – 5 SFDA approved drugs; 4 health products; 1 medical device; 1 new drug in pipeline (Oct 2010); 7 new in R&D
- Extensive sales network - across 30 provinces, sales staff 286 focusing tier 2 through tier 4 cities and rural areas
- Strong organic growth for 2006 through 2009: Revenue CAGR of 87% and net income of 79%

GROWTH STRATEGY

- Grow rural retail distribution by 60%+ per year
- Develop new OTC and prescription products
- Increase usage in new and existing markets
- Invest 20%-25% of sales in marketing to build brand awareness and drive incremental growth
- Vertically integrated model brings quality control for raw materials, drives margin expansion, improves new product introductions and market penetration

KEY PRODUCTS

Name	Q3 2010 Revenue breakdown	Retail prices USD$	Gross Margin (Q3 2010)	Indications	SFDA Classification
Xin Aoxing Oleanolic Acid Capsule	64.0%	$12.9	84.3%	Acute and chronic hepatitis B	OTC
Ganwang Compound	7.6%	$1.5	48.2%	Prevents and treats the common cold and influenza.	OTC
Tianqi Dysmenorrhea Capsule	7.9%	$1.6	62.7%	An OTC traditional Chinese medicine for treating menstrual swelling and cramping.	OTC
Danshen Granule	5.5%	$1.1	24.4%	Alleviates blood stasis and angina caused by coronary heart disease.	Prescription
Taohuasan Pediatric	4.8%	$1.0	64.8%	A prescription drug used for treating children's cough and respiratory tract infection.	Prescription







MARKET OPPORTUNITY

- China pharmaceutical industry projected to grow 20%+ in 2010 to approximately $182 billion.*
- Fragmented industry – over 3,600 private pharma companies, many of which are undercapitalized; provides opportunity for BSPM to gain market share.**
- Significant potential to sell more pharmaceutical products to 900M people (70%) living in rural markets – only 12%-14% of total sales


China Pharmaceutical Market
In Billion RMB
1500
1000
500
0
508
633.8
790.3
1038
1245
2006
2007
2008
2009
2010E
Market Size

*Ministry of Industry and Information Technology
**China Pharmaceutical Guide 2009 (4th Edition), the latest report from WiCON International Group, LLC. (publisher of *Pharma China*).

CHINA'S NEW HEALTHCARE REFORM PLAN

- Chinese government is investing $124 billion for a national healthcare reform for 2009-2011
- Includes $5.6 billion over 3 years for "New rural medical care cooperative program", with goal of full medical coverage for all 900 million rural citizens by 2011
- Shaanxi, Sichuan, Chongqing, Gansu, Henan, Hubei, and Hunan are expected to comprise 30% of the $5.6 billion spending
- None of BSPM's products is subject to government price controls

Source: www.gov.cn, IMS, AP

CHINA'S HEPATITIS PREVALENCE – VERY HIGH

Geographic Distribution of Hepatitis B Virus

China has more than 10% prevalence of HBV



High >8%
Intermediate 2%-7%
Low <2%
Hepatitis B Surface Antigen Prevalence

Source: US CDC

A LEADING OTC DRUG APPROVED IN CHINA FOR HBV



- A disease caused by the hepatitis B virus (HBV) which infects and inflames the liver, causing life-long side effects.
- Approximately 130 million or 10% of the Chinese population has Hepatitis B. Worldwide infection rate has doubled since 2000.
- The Company estimates $7 billion is spent on hepatitis annually in China.
- Biostar's Xin Aoxing Capsule is a leading SFDA-approved OTC drug to treat HBV symptoms in China. Q3 2010 sales grew 7.9% to $12.9 million with GM's of 85%
- Shaanxi People's Hospital Clinical Trials - Xin Aoxing Capsule had an average efficacy rate of 93.1% vs. 64.9% average efficacy for the control group.

Source: World Health Organization, IMS

AFFORDABLE AND EFFECTIVE DRUG FOR HEPATITIS B

Xin Aoxing: Compelling value proposition

6-month treatment: $450 for Xin Aoxing vs. $6,000+ for injections

Company	Drug	Treatment	Classification	Cost per unit	Treatment Cost	Biostar Advantage
BIOSTAR	Xin Aoxing Capsule	Hepatitis B	TCM - Prescription	USD $7.50/box	6-mo's / $450	SFDA approved OTC Capsule
Western Competitor						
Roche	Interferon injection	Hepatitis B	Western Prescription	$2000+	$6,000 to $20,000	Cost/side effects

Launched Informational portal – www.zggby.com – for HBV patients in June 2009 to drive awareness

Source: Decision Resources, WiCon, AP, Shaanxi People's Hospital

VERTICALLY INTEGRATED OPERATIONS







- Raw Material Plantation
- R&D and Production Plant
- 28 Sales Centers Covering 30 Provinces
- Adding 50 Distribution Centers and 10,000 rural sales outlets
- Currently in over 1300 Retail Outlets; Hospitals, Pharmacies and Clinics


Chart of Biostar Sales Network
New Distribution Centers


MEDICINE SHOP

RESEARCH & DEVELOPMENT



External R&D – Biostar sponsors and owns the IP:

- **Xianyang Medical Material Institute**
- **Shaanxi University of Science and Technology**
- **Northwest University - College of Life Science**

Extended Patent Protection for Xin Aoxing: September 16, 2029

30 internal scientists & researchers: Average 10 years of experience

NEW PRODUCTS – LAUNCHED IN Q2 2010

- **Yizi Capsules -** Aids fertility and helps in fetal development during pregnancy.
- **Tangning Capsules -** For treatment of type II diabetes.
- **Shengjing Capsules -** Replenishes kidney function with low price and high efficacy.
- **Aoxing Ointment –** For skin treatment and protection
- **Hernia Belt -** For treatment of hernia

All of 5 products contributed 10% revenue, or $2.0 million in Q3 2010 with average gross margin of 57.3%

SALES & MARKETING STRATEGY

- We are allowed to do mass media advertising for our SFDA approved OTC drugs, while Western drugs are prohibited from advertising their drugs in the PRC
- We spent $4 million in advertising for the third quarter of 2010, or 20% of revenue
- Working with pharmacies and doctors in 22 provinces to increase awareness and usage




医药商店
MEDICINE SHOP



MULTI-FACETED DISTRIBUTION STRATEGY

City Market

- We have penetrated 22 provinces in China
- In Q2 2010 alone, we entered 7 new provincial markets, generating $3.3m revenue



Rural market

- We have penetrated 10,000 rural clinics out of the estimated total of 730,000 in China
- Rural market contributed $9.2M sales, or 17.8% of total revenue YTD
- Rural market grew 313% in Q3 of 2010, better than our overall growth of 29.7% during the same period



MODERN PRODUCTION FACILITY

- BIOSTAR has 4 Good Manufacturing Production (GMP) certified production lines with the potential to expand to an annual production capacity of over $100 million. New line for proprietary Zushima Spray to expand capacity by projected $30 million.
- Companies must meet GMP standards to apply for new drug approvals with SFDA: < 20% of 6,000+ drug companies in China are GMP certified.
- Lack of qualified production facilities will result in industry consolidation










RAPID SALES AND PROFIT GROWTH

Sales


(U.S. $ in millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
CAGR 83.1%
29.7% Growth
$15.9
$33.9
$53.3
$15.6
$20.2
2007
2008
2009
Q3 2009
Q3 2010

Gross Profit


(U.S.$ in millions)
(% Margin)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
CAGR 90.9%
22.9% Growth
$10.7
$19.9
$39.0
$12.0
$14.7
2007
2008
2009
Q3 2009
Q3 2010

Operating Profit


(U.S.$ in millions)
(% Margin)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
40.0%
30.0%
20.0%
10.0%
0.0%
CAGR 77.4%
17.2% Growth
$4.8
$7.8
$15.1
$4.1
$4.8
2007
2008
2009
Q3 2009
Q3 2010

Net Income


(U.S.$ in millions)
(% Margin)
12.0
10.0
8.0
6.0
4.0
2.0
-
23.0%
21.0%
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
CAGR 69.6%
11.9% Growth
$4.0
$6.7
$11.5
$3.1
$3.5 (1)
2007
2008
2009
Q3 2009
Q3 2010

Q3 2009 and Q3 2010 numbers are unaudited

(1) Adjusted Non-GAAP Net Income excludes non-cash stock-based compensation charge of $0.1 million for Q3 2010

FINANCIAL HIGHLIGHTS

$ million except for margins & DSO	12/30/09	9/30/10 (unaudited)
Cash and cash equivalents	8.6M	16.6M
Working Capital	24.1M	36.4M
Accounts Receivable DSO	145 days	116 days
Total Stockholders' Equity	40.9M	53.7M
Net cash from operating activities	5.7M	8.7M
Gross Margins	**73.2%**	**75.7%**
Operating Margins	**28.3%**	**29.8%**

2010 GUIDANCE

Cautionary Note re: Certain Unaudited Preliminary 2010 Year-End Information

This presentation below includes certain preliminary unaudited 2010 year-end information. Readers are cautioned that such information is preliminary, has not been audited and is subject to further analysis and independent audit. The actual audited financial information as of December 31, 2010 may vary materially from the guidance provided herein.

- $80 million Net Sales and $18 million Net Income
- Gross margin of 75%
- 82% of sales from direct efforts; 18% from distributors
- Xin-Aoxing sold in 22 Provinces
- At least 10,000 retail points of sale in rural areas
- 5 products will reach $6M and account for 8% of total revenue

MANAGEMENT TEAM

Ronghua Wang - Chairman
- Founder and CEO since 1997
- Prior Senior management with Geological Research Institute and Drugs Research Institute
- Named "Top Ten Most Important People" in the Shaanxi pharmaceutical industry 2001
- Graduate of China's Northwest University, with a Bachelor's degree in Geology

Bill Chen – CFO
- Joined Biostar Pharmaceutical in July 2010
- Independent advisor for PE investments and M&A transactions
- He was a partner of Trenwith Securities LLC and engaged in cross-border equity financing for various Chinese companies
- Worked for Ernst & Young as a senior business advisor and IBM Global Services as a senior financial advisor
- Holds a BS degree in Nuclear Physics from Shanghai Fudan University
- Holds Master of Science degree in Nuclear Engineering and Accountancy from University of Cincinnati.
- Holds a MBA degree from York University
- US CPA

Gong Shuang - Secretary of the Board
- Joined in Shaanxi Aoxing Pharmaceutical in 2001
- Served as Director and Marketing Manager of Xi'an branch
- Bachelor's degree in electromechanical integration from Xi'an Technology University
- Executive Program in Economics and Management from Shaanxi
- Provincial Committee Party School

Amei Zhang – COO
- Joined company in 1999, appointed as COO in 2007
- Overseeing sales and marketing activities of the Company
- Implementing growth-driven strategy effectively
- Bachelor's degree from China Northwestern University.



INVESTOR CONTACTS

Biostar Pharmaceuticals, Inc.

Bill Chen, CFO

Phone: +86-138-161-00700

Email: bchen65@gmail.com

HC International, Inc.

Ted Haberfield, Executive Vice President

Phone: +1-760-755-2160

Email: thaberfield@hcinternational.net